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                                                                   EXHIBIT 10.19

                              CARMIKE CINEMAS, INC.

                               FIRST AMENDMENT TO
                             STOCKHOLDERS' AGREEMENT

         This First Amendment to the Stockholders' Agreement (this "AMENDMENT") is made and entered into as of July ___, 2002 by and among Carmike Cinemas, Inc., a Delaware corporation (the "COMPANY"), and the other parties signatory hereto (the "STOCKHOLDERS" and together with the Company, the "PARTIES"). Capitalized terms not otherwise defined herein shall have the respective meanings given them in the Stockholders' Agreement dated as of January 31, 2002 (the "STOCKHOLDERS' AGREEMENT").

                                   WITNESSETH:

         WHEREAS, the Parties have executed a Stockholders' Agreement setting forth certain rights and obligations regarding the Stock held by the Stockholders, including a 25-month prohibition on the Stockholders transferring their Stock and agreement to vote their Stock in favor of the election of certain designees to the Board of Directors of the Company;

         WHEREAS, the Parties have executed the Registration Rights Agreement dated as of January 31, 2002 setting forth certain rights and obligations regarding the registration of Stock held by the Stockholders;

         WHEREAS, the Board of Directors of the Company has authorized the proper officers of the Company to file with the U.S. Securities and Exchange Commission by and on behalf of the Company the Registration Statement No. 333-90028 on Form S-1 (and any appropriate amendments thereto) (the "REGISTRATION STATEMENT") in connection with an underwritten public offering of shares of its common stock (the "PROPOSED OFFERING") and the Parties have executed the Waiver and Consent Agreement, dated as of June 7, 2002 (the "WAIVER AND CONSENT"), permitting the Selling Stockholders (as herein defined) to exercise their piggyback registration rights by including, in the aggregate, 500,000 shares of the Stock of the Selling Stockholders (as herein defined) in the Registration Statement; and

         WHEREAS, the Parties desire to supersede the Waiver and Consent by amending the Stockholders' Agreement to permit the Selling Stockholders (as herein defined) to exercise their piggyback rights in connection with the Proposed Offering, and to include in the Proposed Offering an aggregate of up to 750,000 shares; plus additional shares in an amount that represents no more than the lesser of (i) 1,835,000 shares plus up to an additional 275,250 shares to satisfy the underwriters' over-allotment option, if exercised, and (ii) the number of shares equal to 20% of the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table contained in the Registration Statement divided by the public offering per share in the Proposed Offering and to set forth the Stockholders' understanding with respect to the continued service on the Board of Directors of the Jordan/Zalaznick Board Designees upon any 33.33% Transfer that results from the completion of the Proposed Offering.



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         NOW, THEREFORE, in consideration of the premises and mutual agreements, covenants and provisions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

                                    ARTICLE I
                                   AMENDMENTS

         A. Board Designees. Section 1.4 of the Stockholders' Agreement shall be amended by adding the following sentence:

                   Notwithstanding the foregoing, the parties hereto understand and agree that any 33.33% Transfer by Jordan/Zalaznick that occurs as a result of the proposed public offering of the Company contemplated by Registration Statement No. 333-90028, initially filed June 7, 2002 with the Securities and Exchange Commission (the "PROPOSED OFFERING"), will not have the effect of requiring any Board Designee of Jordan/Zalaznick to be removed; it being understood and agreed that any such Board Designee that has been elected or who has been nominated in the proxy statement for election by the Company stockholders at the annual meeting to be held in August 2002 will continue to serve until the annual meeting of stockholders of the Company to be held in 2003; it being further understood and agreed that, no later than the 30th day preceding the date on which the Company intends to mail its proxy statement to stockholders for such 2003 annual meeting, Jordan/Zalaznick shall identify to the Company and the Board of Directors any such Board Designee who would have been removed as a result of such 33.33% Transfer pursuant to this Section 1.4 (the "INCUMBENT JZ DESIGNEE"), and any such Incumbent JZ Designee shall abstain and not participate in any determination by the Board of Directors as to who should be nominated by the Board of Directors to fill his vacancy at the 2003 annual meeting (it being understood that such Incumbent JZ Designee shall not be disqualified from being so nominated) or whether to reduce the size of the Board of Directors to eliminate such vacancy. The parties hereto agree that the 2003 annual meeting shall take place no later than August 14, 2003, and hereby agree to take such action as would be required to schedule this meeting no later than such date.

         B. Transfer Restrictions. Section 3 of the Stockholders' Agreement shall be amended by adding as a third paragraph:

                   Notwithstanding the foregoing, each of The Jordan Trust; TJT(B); TJT(B) (Bermuda) Investment Company LTD; David W. Zalaznick and Barbara Zalaznick, JT; and Leucadia Investors, Inc. or any of its Affiliates (collectively, the "SELLING STOCKHOLDERS") shall be permitted to Transfer such Selling Stockholder's Stock pursuant to the Proposed Offering and to include such Stock in Registration Statement No. 333-90028 (subject to the provisions of Section 4(c) of the Registration Rights Agreement, among the Company and the stockholders listed therein, dated as of January 31, 2002, as amended on the date hereof) provided that the aggregate number of shares of Stock Transferred by the



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                  Selling Stockholders in the Proposed Offering shall not exceed in the aggregate the lesser of (i) 1,835,000 shares plus up to an additional 275,250 shares solely to satisfy the underwriters' over-allotment option, and (ii) the number of shares equal to 20% of the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table contained in the Registration Statement No. 333-90028 divided by the public offering price per share in the Proposed Offering; and provided further that any of the shares of Stock of the Selling Stockholders not sold in the Proposed Offering for any reason shall thereupon return to being subject to all transfer restrictions imposed by the Stockholders' Agreement.

                                   ARTICLE II
                                  MISCELLANEOUS

         A. Incorporation of Provisions. The provisions of Section 7 of the Stockholders' Agreement shall apply to this Amendment as if set forth herein in their entirety.

         B. Limitation of Amendment. Except for the amendments expressly set forth above, the Stockholders' Agreement shall remain unchanged and in full force and effect.

         C. Waiver and Consent Agreement. This Amendment supersedes the Waiver and Consent Agreement, dated as of June 7, 2002, by and among the Parties.






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         IN WITNESS WHEREOF, this Amendment has been executed as of the date and year first above written.


                                             THE "COMPANY"

                                             CARMIKE CINEMAS, INC.


                                             By:
                                                ------------------------------
                                                Name:
                                                Title:


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                                         THE "STOCKHOLDERS"

                                         MICHAEL W. PATRICK, as an individual


                                         By:
                                            ------------------------------



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                                        GS CAPITAL PARTNERS III, L.P.
                                        By:  GS Advisors III, L.L.C.,
                                             Its General Partner


                                        By:
                                           ------------------------------
                                            Name:
                                            Title:


                                        GS CAPITAL PARTNERS III OFFSHORE, L.P.
                                        By:  GS Advisors III, L.L.C.,
                                             Its General Partner


                                        By:
                                           ------------------------------
                                            Name:
                                            Title:


                                        GOLDMAN SACHS & CO. VERWALTUNGS GMBH
                                        By:



                                        By:
                                           ------------------------------
                                            Name:
                                            Title:


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


                                         BRIDGE STREET FUND 1998, L.P.
                                         BY: Stone Street 1998, L.L.C.,
                                             Its General Partner

                                          By:
                                             ------------------------------
                                             Name:
                                             Title:


                                         STONE STREET FUND 1998, L.P.
                                         BY: Stone Street 1998, L.L.C.
                                             Its General Partner

                                          By:
                                             ------------------------------
                                             Name:
                                             Title:


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                                            THE JORDAN TRUST


                                             By:
                                                  ------------------------------
                                                  Name:  John W. Jordan II
                                                  Title: Trustee


                                             TJT(B)


                                             By:
                                                  ------------------------------
                                                  Name:  John W. Jordan II
                                                  Title: Trustee


                                             TJT(B) (BERMUDA) INVESTMENT COMPANY
                                             LTD.


                                             By:
                                                  ------------------------------
                                                  Name:  John W. Jordan II
                                                  Title: President


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                                             DAVID W. ZALAZNICK AND BARBARA
                                             ZALAZNICK, JT TEN


                                             By:
                                                  ------------------------------
                                                  Name:  David W. Zalaznick



                                             By:
                                                  ------------------------------
                                                  Name:  Barbara Zalaznick



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                                             LEUCADIA INVESTORS, INC.


                                             By:
                                                  ------------------------------
                                                  Name:  Joseph Orlando
                                                  Title: Vice President


                                             LEUCADIA NATIONAL CORPORATION


                                             By:
                                                  ------------------------------
                                                 Name:  Joseph Orlando
                                                 Title: Vice President and Chief
                                                        Financial Officer



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